SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2000


                             MGC Communications, Inc.
             (Exact name of Registrant as specified in its charter)

  Nevada                       0-24059                          88-0360042
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


171 Sully's Trail, Suite 202, Pittsford, NY                          14534
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (716) 218-6550

Item 5. Other Events.

         On June 26, 2000 it had completed its acquisition of Primary Network Holdings, Inc. A copy of the press release is filed as an Exhibit to this report on Form 8-K and is hereby incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

      (a)    Financial statements of businesses acquired.

             None.

      (b)    Pro forma financial information.

             None.

      (c)    Exhibits.

             99     Press Release issued by Mpower on June 26, 2000.

                                  EXHIBIT INDEX

Exhibit
  No.                  Description
-------

99                     Press Release issued by Mpower on June 26, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MCG COMMUNICATIONS, INC



Date:  June 28, 2000                /s/ Kent F. Heyman
                                    ----------------------------------------
                                    Name: Kent F. Heyman
                                    Title: Vice President and General Counsel